Cash and Cash Equivalents Disclosure	12 Months Ended
Dec. 31, 2014
Cash and Cash Equivalents Disclosure [Text Block]
CASH EQUIVALENTS AND SHORT TERM INVESTMENTS

Cash and cash equivalents and short term investments are comprised of the following:

	December 31,
	2014	2013
Total cash and cash equivalents	11,142	6,681
Short term investments	1,000	1,000
Total cash and cash equivalents, and short term investments	12,142	7,681

Short term investments are comprised of money market funds. The aggregate fair value of the short term investments is consistent with their book value. In 2014 and 2013, short term investments comprise Euros 1.0 million pledged in favour of the bank as collateral to a Euros 1.0 million short term loan. See Note 13.